SOURCE CAPITAL, INC.

235 West Galena Street

Milwaukee, Wisconsin 53212

April 2, 2024

Securities and Exchange Commission

100 F Street, NE
Washington, DC 20549

Attention: Division of Investment Management

Re:	Source Capital, Inc. (File No. 811-01731)

Ladies and Gentlemen:

This Preliminary Proxy Statement is being filed for the purpose of seeking shareholder approval of the following proposals: (i) the election of five Director nominees to the Board of Directors of Source Capital, Inc. (the “Company”); and (ii) the approval an Agreement and Plan of Reorganization pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust.

Please direct your comments to the undersigned at (626) 385-5777. I may also be reached at diane.drake@mfac-ca.com.

Sincerely,

/s/ Diane J. Drake
Diane J. Drake
Secretary